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                                                                   Exhibit 10.53

                               EXCHANGE AGREEMENT


         This Exchange Agreement (this "Agreement"), dated as of January 21, 2000, by and among OCM Caminus Investment, Inc., a Delaware corporation ("OCM Investment") and Caminus Corporation, a Delaware corporation ("Caminus Corporation").

         WHEREAS, OCM Investment is a member of Caminus LLC, a Delaware limited liability company ("Caminus LLC"), and holds approximately 40% of its membership interests;

         WHEREAS, Caminus LLC intends to enter into a transaction whereby the legal status of Caminus LLC will be reorganized from a limited liability company into a subchapter C corporation through a merger of Caminus LLC with and into Caminus Corporation, and all of the membership interests in Caminus LLC will be converted into common stock of Caminus Corporation (the "Reorganization");

         WHEREAS, immediately prior to the Reorganization, OCM Investment wishes to transfer all of its assets, consisting solely of membership interests in Caminus LLC, to Caminus Corporation solely in exchange for common stock of Caminus Corporation (the "Exchange") in a transaction intended to qualify as a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and Caminus Corporation desires to effect such Exchange;

         NOW, THEREFORE, in consideration of the mutual covenants set forth, the parties hereto agree as follows:

         1.       The Exchange
                  ------------

                  (a) Immediately prior to the Reorganization, OCM Investment shall transfer to Caminus Corporation all of OCM Investment's membership interests in Caminus LLC, its sole asset, in exchange for common stock of Caminus Corporation (the "Shares"). Each share of membership interest in Caminus LLC will be exchanged for 0.095238 of one share of Caminus Corporation common stock.

                  (b) The parties hereto acknowledge that this Agreement is part of a plan of reorganization, which reorganization is intended to qualify as a "reorganization" within the meaning of Code Section 368(a)(1)(C).

                  (c) Although the Exchange is scheduled to occur immediately prior to the Reorganization, the Exchange shall be deemed not to have occurred, and the closing of the Exchange shall be rescinded, if the Reorganization is not consummated immediately after the Exchange.

                  (d) Immediately after receipt of the Shares, OCM Investment shall liquidate its assets and in connection with such liquidation, distribute the Shares to its sole shareholder, OCM Principal Opportunities Fund, L.P.


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         2.       Representations
                  ---------------

                  (a) OCM Investment is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (b) OCM Investment and Caminus Corporation each has full power and authority to enter into and to perform this Agreement in accordance with its terms.

                  (c) OCM Investment had carefully reviewed the representations made by Caminus Corporation contained in this Agreement and has made detailed inquiry concerning the Company, its business and its personnel; the officers of Caminus Corporation have made available to OCM Investment any and all written information requested by OCM Investment and have answered to OCM Investment's satisfaction all inquiries made by it; and OCM Investment has sufficient knowledge and experience in finance and business such that it is capable of evaluating the risks and merits of its investment in Caminus Corporation, and OCM Investment is able financially to bear the risks thereof.

         3.       Miscellaneous
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                  (a) This Agreement may be terminated by any party prior to the consummation of the Exchange.

                  (b) This Agreement may be amended, supplemented or modified with the consent of each party hereto.

                  (c) This Agreement shall be governed by the laws of the state of Delaware.


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         IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the date first written above.


                                               OCM CAMINUS INVESTMENT, INC.


                                               By:    /s/ Kenneth Liang
                                                  ---------------------------
                                                    Name: Kenneth Liang
                                                    Title: Vice President

                                               By:   /s/ B. James Ford
                                                  ---------------------------
                                                    Name: B. James Ford
                                                    Title: Vice President

                                               CAMINUS CORPORATION


                                               By:    /s/ Mark A. Herman
                                                  ---------------------------
                                                    Name: Mark A. Herman
                                                    Title: CFO



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